Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of ChinaCast Education Corporation on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Antonio Sena , Chief Financial Officer of ChinaCast Education Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChinaCast Education Corporation as of and for the period covered by the Report.
Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated May 12, 2008	/s/ Antonio Sena
Antonio Sena
Chief Financial Officer (Principal Financial Officer)